UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      September 1, 2009

KSW, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-27290	11-3191686
(Commission File Number)	(IRS Employer Identification No.)

37-16 23rd Street Long Island City, New York	11101
(Address of Principal Executive Offices)	(Zip Code)
(718) 361-6500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.            Changes in Registrant’s Certifying Accountant.

a)  As previously reported by Form 8-K filed on August 21, 2009, the Company advised J. H. Cohn, LLP (“J. H. Cohn”) that it would not renew J. H. Cohn’s engagement as the Company’s principal accountant after the expiration of the current engagement.

On September 1, 2009, the Board of Directors of KSW, Inc. (the “Company”), ratified the Audit Committee’s recommendation to dismiss J. H. Cohn as the Company’s principal accountant, effective as of August 13, 2009.

The reports of J. H. Cohn on the financial statements of the Company as of and for the fiscal years ended December 31, 2008 and 2007, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2008 and 2007 and subsequent interim period through September 1, 2009, there were no disagreements between the Company and J. H. Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J. H. Cohn, would have caused J. H. Cohn to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements.  During the Company’s past two fiscal years and the interim period through September 1, 2009, J. H. Cohn did not advise the Company of any of the matters specified in Item 304(a)(1)(iv)(B) of Regulation S-K.

The Company has provided J. H. Cohn with a copy of the above disclosures as required by Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company has requested that J. H. Cohn deliver to it a letter addressed to the Securities and Exchange Commission stating whether J. H. Cohn agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree.  J. H. Cohn’s letter is filed as Exhibit 16.1 hereto and incorporated herein by reference.

(b)  On September 1, 2009, the Board of Directors of the Company approved the recommendation of the Company’s Audit Committee that the firm of BDO be appointed as the Company’s principal accountant, effective as of September 1, 2009.  During the Company’s fiscal years ended December 31, 2008 and 2007 and subsequent interim period preceding the engagement of BDO, the Company had no consultations with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements as to which the Company received oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (ii) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

16.1
Letter from J. H. Cohn, LLP, dated September 1, 2009 to the Securities Exchange Commission stating whether or not it agrees with the statements made by the Company in Item 4.01 of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KSW, INC. (Registrant)

	By:	/s Richard W. Lucas
Date: September 3, 2009		Richard W. Lucas Chief Financial Officer

INDEX TO EXHIBITS
CURRENT REPORT ON FORM 8-K

Exhibit No.:                           Description
16.1
Letter from J. H. Cohn, LLP, dated September 1, 2009 to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in Item 4.01 of this Current Report on Form 8-K.